UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549

                               FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported) February 21, 2006

                   ART'S-WAY MANUFACTURING CO., INC.
	(Exact Name of Registrant As Specified In Its Charter)

                              Delaware
           State or Other Jurisdiction of Incorporation

              0-05131                      42-0920725
	    (Commission                   (IRS Employer
              File No.)                Identification Number)

                              P.O. Box 288
                         Armstrong, Iowa 50514
          (Address of Principal Executive Offices) (Zip Code)

                            (712) 864-3131
          (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

                               Form 8-K

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

     Directors James L. Koley and George A. Cavanaugh will retire from the Board of Directors when their current terms expire and will not stand for re-election as Directors at the 2006 Annual Meeting of Stockholders. Neither had a disagreement with the Company.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ART'S-WAY MANUFACTURING CO., INC.

Date: February 24, 2006               By: /s/ John C. Breitung
                                          John C. Breitung
                                          President and Chief Executive Officer